Exhibit 10.2
EXECUTION VERSION
AMENDMENT NO. 8
Dated as of July 30, 2025
to
AMENDED & RESTATED
CREDIT AGREEMENT
Dated as of March 8, 2019
THIS AMENDMENT NO. 8 (this “Amendment”) is made as of July 30, 2025 by and among Under Armour, Inc., a Maryland corporation (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of March 8, 2019 by and among the Company, the Foreign Subsidiary Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the Lenders and the Administrative Agent (as amended on May 12, 2020, May 17, 2021 and December 3, 2021, as modified on February 24, 2023, as amended on March 6, 2024, July 3, 2024, March 7, 2025 and June 16, 2025, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement” and, the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement;
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the Amendment No. 8 Effective Date (as defined below), the parties hereto agree that Section 1.01 of the Credit Agreement is hereby amended as follows:
(a)The last sentence of the definition of “Indebtedness” set forth therein is hereby amended and restated to read in its entirety as follows:

“Notwithstanding anything to the contrary in the foregoing, Indebtedness shall exclude (i) any Permitted Bond Hedge Transaction, any Permitted Warrant Transaction, and any obligations thereunder and (ii) any Indebtedness that has been defeased, satisfied and discharged and/or redeemed, provided that funds in an amount equal to all such Indebtedness (including interest and any other amounts required to be paid to the holders thereof in order to give effect to such defeasance, satisfaction and discharge and/or redemption) have been irrevocably deposited with a trustee or other comparable escrow agent for the benefit of the relevant holders of such Indebtedness (such Indebtedness in this clause (ii), the “Defeased Indebtedness”).”
(b)The definition “Consolidated Interest Expense” is hereby amended and restated to read in its entirety as follows:
“Consolidated Interest Expense” means, for any period, the actual interest expense, in each case of the Company and its Subsidiaries for such period determined and consolidated in accordance with GAAP; provided that interest expense in respect of Defeased Indebtedness shall only be included in the amount of Consolidated Interest Expense to the extent such interest expense exceeds the amount of interest income booked from investments that are deposited with a trustee or other comparable escrow agent for the benefit of the relevant holders of such Defeased Indebtedness in order to defease, satisfy, discharge or redeem such Defeased Indebtedness.
(c)Section 1.01 of the Credit Agreement is hereby further amended by adding the following definition to Section 1.01 in appropriate alphabetical order:
“Defeased Indebtedness” has the meaning specified in the definition of “Indebtedness”
2.Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 8 Effective Date”) is subject to the satisfaction of the conditions precedent that the Administrative Agent shall have received:
(a)counterparts of this Amendment duly executed by the Borrowers, the Administrative Agent and the Required Lenders;
(b)counterparts of the Consent and Reaffirmation attached as Annex A hereto duly executed by each of the Subsidiary Guarantors; and
(c)payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents, and for which invoices have been presented at least one (1) Business Day prior to the Amendment No. 8 Effective Date.
3.Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

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(a)This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, liquidation, reconstruction, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.
(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement are true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect); provided that any such representation or warranty that by its express terms is made as of a specific date is true and correct in all material respects (or in all respects if such representation or warranty is qualified by materiality or Material Adverse Effect) as of such specific date.
4.Reference to and Effect on the Credit Agreement.
(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)It is the intent of the parties hereto that this Amendment not, and this Amendment shall not, constitute a novation of the obligations and liabilities of the parties under the Credit Agreement or be deemed to evidence or constitute full repayment of such obligations and liabilities, but that this Amendment amend the Credit Agreement and that the Amended Credit Agreement re-evidence the obligations and liabilities of the Borrowers outstanding thereunder, which shall be payable in accordance with the terms thereof.
(e)This Amendment is a Loan Document.
5.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

UNDER ARMOUR, INC.,
as the Company and as a Borrower

By:/s/ Mack Makode
Name: Mack Makode
Title: Vice President and Treasurer

Signature Page to Amendment No. 8 to
Amended and Restated Credit Agreement dated as of March 8, 2019
Under Armour, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By: /s/ Ian O’Hara
Name: Ian O’Hara
Title: Vice President

Signature Page to Amendment No. 8 to
Amended and Restated Credit Agreement dated as of March 8, 2019
Under Armour, Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Reco Collins
Name: Reco Collins
Title: Senior Vice President

Signature Page to Amendment No. 8 to
Amended and Restated Credit Agreement dated as of March 8, 2019
Under Armour, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Michelle L. Walker
Name: Michelle L. Walker
Title: Director

Signature Page to Amendment No. 8 to
Amended and Restated Credit Agreement dated as of March 8, 2019
Under Armour, Inc.

TRUIST BANK,
as a Lender

By: /s/ J. Carlos Navarrete
Name: J. Carlos Navarrete
Title: Director

Signature Page to Amendment No. 8 to
Amended and Restated Credit Agreement dated as of March 8, 2019
Under Armour, Inc.

CITIBANK, N.A.,
as a Lender

By: /s/ Christian R. Dean
Name: Christian R. Dean
Title: SVP

Signature Page to Amendment No. 8 to
Amended and Restated Credit Agreement dated as of March 8, 2019
Under Armour, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Alexis Romano
Name: Alexis Romano
Title: Vice President #23660

Signature Page to Amendment No. 8 to
Amended and Restated Credit Agreement dated as of March 8, 2019
Under Armour, Inc.

HSBC UK BANK PLC,
as a Lender

By: /s/ Julian Brockman
Name: Julian Brockman
Title: Deputy Head - South Region
International Subsidiary Banking

Signature Page to Amendment No. 8 to
Amended and Restated Credit Agreement dated as of March 8, 2019
Under Armour, Inc.

BNP PARIBAS
as a Lender

By: /s/ Alan Vitulich
Name: Alan Vitulich
Title: Director

By: /s/ David Foster
Name: David Foster
Title: Director

Signature Page to Amendment No. 8 to
Amended and Restated Credit Agreement dated as of March 8, 2019
Under Armour, Inc.

DBS BANK LTD.,
as a Lender

By: /s/ Lim Sok Hoon
Name: Lim Sok Hoon
Title: Assistant Vice President

Signature Page to Amendment No. 8 to
Amended and Restated Credit Agreement dated as of March 8, 2019
Under Armour, Inc.

MANUFACTURERS AND TRADERS TRUST COMPANY,
as a Lender

By: /s/ Erica S. Cariello
Name: Erica S. Cariello
Title: Senior Vice President
Signature Page to Amendment No. 8 to
Amended and Restated Credit Agreement dated as of March 8, 2019
Under Armour, Inc.

Annex A
Consent and Reaffirmation
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 8 to Amended and Restated Credit Agreement, dated as of March 8, 2019, by and among Under Armour, Inc., a Maryland corporation (the “Company”), the Lenders party thereto and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Amendment No. 8 is dated as of July 30, 2025 and is by and among the Company, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement as amended by the Amendment (the “Amended Credit Agreement”). Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Amended Credit Agreement and as the same may from time to time hereafter be amended, restated, supplemented and/or otherwise modified.

Dated July 30, 2025

[Signature Page Follows]

    IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed and delivered as of the day and year above written.

UNDER ARMOUR RETAIL, INC.

By: /s/ Mack Makode
Name: Mack Makode
Title: Treasurer

Signature Page to Consent and Reaffirmation to Amendment No. 8 to
Amended and Restated Credit Agreement dated as of March 8, 2019
Under Armour, Inc.